Exhibit 99.2

Acquisition of Spruce Power and New Corporate Strategy September 12, 2022

2 Disclaimer Use of Forward - Looking Statements Certain statements in this presentation may constitute “forward - looking statements” within the meaning of the federal securities laws . Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of management and are not predictions of actual performance . Forward - looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward - looking statements, including but not limited to : the effects of pending and future legislation ; the highly competitive nature of the Company’s business and markets ; litigation, complaints, product liability claims and/or adverse publicity ; cost increases or shortages in the components or chassis necessary to support the Company’s products and services ; the introduction of new technologies ; the impact of the COVID - 19 pandemic on the Company’s business, results of operations, financial condition, regulatory compliance and customer experience ; the potential loss of certain significant customers ; privacy and data protection laws, privacy or data breaches, or the loss of data ; general economic, financial, legal, political and business conditions and changes in domestic and foreign markets ; the inability to convert its sales opportunity pipeline into binding orders ; risks related to the rollout of the Company’s business and the timing of expected business milestones, including the ongoing global microchip shortage and limited availability of chassis from vehicle OEMs and our reliance on our suppliers ; the effects of competition on the Company’s future business ; the availability of capital ; expectations regarding the growth of the solar industry, home electrification, electric vehicles and distributed energy resources ; the ability to successfully integrate the Spruce Power acquisition ; the ability of XL Fleet to implement its plans, forecasts and other expectations with respect to Spruce Power’s business and realize the expected benefits of the acquisition ; the ability to identify and complete future acquisitions ; the ability to develop and market new products and services ; and the other risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10 - K filed on March 31 , 2022 , and other documents that the Company files with the SEC in the future . If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements . These forward - looking statements speak only as of the date hereof and the Company specifically disclaims any obligation to update these forward - looking statements . Use of Non - GAAP Financial Information To supplement certain financial information, which is prepared and presented in accordance with U . S . generally accepted accounting principles (“GAAP”), XL Fleet Corp . (“XL”) reports certain non - GAAP financial information relating to each of XL and Spruce Power (“Spruce”) and which have been reconciled to the nearest GAAP measures in the tables within this presentation . This prospective financial information was not prepared with a view toward compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information or U . S . GAAP with respect to forward looking financial information . Non - GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP . We believe that these non - GAAP measures, viewed in addition to and not in lieu of reported GAAP financial information, provides useful information to investors by providing a more focused measure of operating results, enhances the overall understanding of past financial performance and future prospects, and allows for greater transparency with respect to key metrics of XL and Spruce . The non - GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies . Copyright Statement

3 Disclaimer (Cont’d) Adjusted EBITDA We define Adjusted EBITDA as consolidated net income (loss) plus interest expense, unrealized (gain) loss on derivatives, income taxes, depreciation and amortization, and certain identified items that we do not consider to be part of the ongoing businesses of XL and Spruce . We believe Adjusted EBITDA provides meaningful information to the performance of XL’s and Spruce’s respective businesses and therefore use it to supplement reported GAAP metrics . We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results of XL and Spruce . Certain Additional Matters This presentation includes operational metrics such as number of customers, number of systems and Gross Total Subscriber Value, Gross Contracted Subscriber Value and Gross Renewal Subscriber Value . Gross Total Subscriber Value represents the sum of Gross Contracted Subscriber Value and Gross Renewal Subscriber Value . Gross Contracted Subscriber Value represents the present value of the remaining net cash flows discounted at 5 % during the initial term of the company’s customer agreements as of the measurement date . It is calculated as the present value of cash flows discounted at 5 % that the company expects to receive from subscribers in future periods as set forth in customer agreements, after deducting expected operating and maintenance costs, equipment replacements costs, distributions to tax equity partners in consolidated joint venture partnership flip structures, and distributions to third party project equity investors . The calculation includes cash flows the company expects to receive in future periods from state incentive and rebate programs, contracted sales of solar renewable energy credits, and awarded net cash flows from grid service programs with utilities or grid operators . Gross Renewal Subscriber Value is the forecasted net present value the company would receive upon or following the expiration of the initial customer agreement term, but before the 30 th anniversary of the system’s activation in the form of cash payments during any applicable renewal period for subscribers as of the measurement date . The company calculates the Gross Renewal Subscriber Value amount at the expiration of the initial contract term assuming either a system purchase or a renewal and a 30 - year customer relationship (although the customer may renew for additional years, or purchase the system), at a contract rate equal to 90 % of the customer’s contractual rate in effect at the end of the initial contract term . After the initial contract term, the company’s customer agreements typically automatically renew on an annual basis and the rate is initially set at up to a 10 % discount to then - prevailing utility power prices . These operational metrics are not necessarily comparable to the same or similar metrics as calculated by other companies . This presentation also contains market data, statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources . This information involves many assumptions and limitations, and you are cautioned not to give undue weight to such information . Some data are also based on XL Fleet’s good faith estimates, which are derived from its review of internal sources as well as the independent sources described above . Although XL Fleet believes these sources are reliable, we have not independently verified the accuracy or completeness of the information contained in the industry publications and other publicly available information . Accordingly, XL Fleet makes no representations as to the accuracy or completeness of that information nor do we undertake to update such information after the date of this presentation . Copyright Statement

4 Management Presenters Eric Tech CEO, XL Fleet Don Klein CFO, XL Fleet Christian Fong CEO, Spruce Power President, XL Fleet

5 Agenda 01 Introduction Eric Tech, Chief Executive Officer, XL Fleet 03 Market Overview & Growth Strategy Christian Fong, Chief Executive Officer, Spruce Power and President, XL Fleet 02 Spruce Overview Eric Tech, Chief Executive Officer, XL Fleet 04 Financial Overview Don Klein, Chief Financial Officer, XL Fleet

1. Introduction

What We're Doing

1 Acquiring Spruce Power	Cornerstone of new solar, storage and EV charging as-a-service strategy
2 Introducing New Corporate Strategy	Pivoting from *nascent* commercial HEVs to *proven* subscription-based services
3 Evaluating Options for Drivetrain Segment	Goal is to maximize the value of the business for our shareholders
4 Aligning Leadership to New Strategy	CEO of Spruce joining Board and expected to become CEO of XL Fleet in Q1-2023
5 Maintaining Financial Flexibility	$240M+ of unrestricted cash post transaction and $542M of non-recourse debt[1]
6 Developing New Corporate Identity	Initiating plan to rename company to align with new direction

(1) The $542 million of debt assumed in the transaction is non-recourse to XL Fleet Corp.

XL Fleet
7

8 Founded: 2012 Largest privately - held owner and operator of residential rooftop solar systems in the U.S. • More than 52,000 Subscribers across 16 states (1) • 343 MWdc of generating capacity (1) • Founded by one of the three co - founders of Sunrun • 10+ years of experience servicing rooftop solar systems and energy efficiency improvements • Doubled revenues since 2019 Spruce Power Snapshot Key Metrics Note: MWdc = Megawatts of direct current. (1) As of June 30, 2022. (2) For the 12 months ended June 30, 2022. Figures are preliminary, unaudited and are subject to change. See page 31 for a reconciliation from GAAP Net Income to Adjusted EBITDA. Revenues and Adjusted EBITDA exclude $3 million of estimated purchase accounting adjustments related to the elimination of deferred revenue. (3) As of September 1, 2022. (4) See page 27 for a definition of Gross Total Subscriber Value.

9 Gain Exposure to the Rooftop Solar Megatrend Attractive Subscription - Based Business with a Low Cost Customer Acquisition Model Opportunity to Accelerate Growth with Our Capital Residential solar installations expected to more than double by 2027 (1) Rising energy prices, increasing EV adoption and falling battery prices accelerating growth Recently passed Inflation Reduction Act providing incremental tailwinds Proven platform to manage rooftop solar, storage, EV charging and other distributed energy assets Robust set of M&A opportunities History of creating step change growth and generating attractive returns through M&A 90%+ of revenues are fully contracted Over $800 million of embedded value from long - term customer agreements (2) Industry leading customer acquisition costs, revenue per employee and margins Why Spruce Power? (1) Represents the change in total installed MWs from 2H - 2022 to 2027E per SEIA & Wood Mackenzie’s U.S. Solar Market Insight, June 2 022. (2) Represents Gross Total Subscriber Value. See page 27 for the definition of Gross Total Subscriber Value.

10 Public market investors use enterprise value to gross earning assets multiples as a valuation benchmark for TPO companies • Spruce’s publicly traded peers are Sunrun and Sunnova • Sunrun and Sunnova report their Gross Total Subscriber Value (aka “Gross Earning Assets” and “Estimated Gross Total Customer Value") quarterly • Spruce’s Gross Total Subscriber Value is $810 million (1) • Sunrun and Sunnova are currently valued at 1.6x and 1.4x gross total subscriber value, respectively • XL Fleet’s implied enterprise value to Gross Total Subscriber Value is 0.6x based on the closing share price on September 9, 2022 The Shareholder Value Creation Opportunity Enterprise Value / Gross Total Subscriber Value (1) 1.6x 1.4x 0.6x Sunrun Sunnova XL Fleet Pro Forma Source: FactSet data as of September 9, 2022. Public filings. (1) Gross Total Subscriber Value as defined on page 27. (2) Based on share price as of September 9, 2022; balance sheet data and Gross Total Subscriber Value as of June 30, 2022. (3) Based on total debt of $542 million, unrestricted cash of $244 million, 143.8 million shares outstanding and a $1.17 share price as of September 9, 2022. (3)

2. Spruce Overview

What is TPO Solar?

- Two ownership models for rooftop solar:
  1. **Homeowner** – The homeowner purchases the system from an installer for cash and is responsible for its ongoing maintenance
  2. **Third-Party Owner ("TPO")** – A third party owns and is responsible for maintaining the system. The homeowner agrees to make monthly payments to the TPO in return for the energy produced by the system
- Spruce and the two major publicly traded residential solar companies – Sunrun and Sunnova – are TPOs



Number of Solar Systems Owned by Major TPO Companies
(Thousands of systems)
724
225
~130
96
52
~3,200
Sunrun (1)
Sunnova (1)
Tesla (2)
SunStrong (3)
spruce (4)
All Homes with Solar (5)

Source: Public filings.
(1) Represents total residential customers as of June 30, 2022.
(2) Estimated number of wholly owned systems. Excludes systems sold to third parties.
(3) Represents total lease customers as of June 30, 2022.
(4) As of June 30, 2022.
(5) Based on EIA Form 861M Residential PV Customers through (May 2022). Assumes an average system size of 7 kW. Not shown to scale.

12

13 TPO Solar’s Value Proposition… …for Customers • Savings versus purchasing electricity from the grid • Reduced carbon footprint • Backup power during outage events (when combined with storage) • No upfront investment • No maintenance costs • 20+ year contracts that generate stable, recurring cash flows – Solar production has only a 4% standard deviation (1) – Cumulative defaults for residential solar PPAs and leases have ranged from less than 1% to 6% (2) • Long - term customer relationships that have the potential to expand beyond solar – Storage – EV Charging – Grid Services (e.g. Demand Response) • Incremental revenues from selling environmental credits • Reduced GHG emissions • More resilient power grid • Increased domestic employment (installers) • Economy and communities less vulnerable as solar is added …for Investors …for Society

14 Spruce Overview Spruce Power is the largest privately held Third Party Owner (“TPO”) of residential solar rooftop systems in the U.S.

15 Servicing Platform Merger & Acquisitions Group Rooftop Solar Portfolio The Spruce Business

16 <700 16% 700 - 750 27% 750 - 800 32% >800 25% <20 5% 20 - 22.5 30% 22.5 - 25 57% >25 8% ~23 year Weighted Average <10 5% 10 - 12 22% 12 - 15 64% >15 9% Remaining Asset Life (yrs) (3) Remaining Contract Life (yrs) CA 44% NY 17% NJ 15% AZ 8% MA 7% CT 4% Other 5% Spruce Has a High Quality Rooftop Solar Portfolio (1) Location Contract Structure FICO Score Delinquencies (4) ~13 year Weighted Average 756 Weighted Average at Inception (1) Percentages based on number of MW. Excludes prepaid systems. (2) Includes TX, NV, LA, FL, DE, PA, and SC. (3) Based on a 30 year asset life. (4) As of July 31, 2022. Delinquent systems defined as number of systems that are 151+ days or more past due. Excludes acquired n on - performing systems. Highly creditworthy customers Minimal customer delinquencies Long - term customer contracts Young assets with significant remaining life Geographically diverse portfolio Balanced mix of PPAs and leases PPA 52% Lease 48% Delinquent 3% On - time 97%

17 The Spruce Servicing Platform is Scalable & Extensible Spruce services both its own portfolio and systems owned by other companies Rooftop Solar Battery & EV Other Services ▪ Rooftop solar leases ▪ Rooftop solar PPAs ▪ Rooftop solar loans ▪ Leases for battery storage systems ▪ Leases for EV chargers ▪ End of term buyout financing ▪ SRECs and utility incentives ▪ Grid services ▪ Loans for energy efficiency services (HVAC, LED lighting, controls) Companies that use Spruce to manage their assets… Spruce’s in - house capabilities… Publicly traded solar companies Financial institutions Non - profit organizations x Customer billing x Cash administration x Customer service x Delinquency management x Collateral administration x Tax administration x Tax equity x Portfolio accounting x Power purchase agreements x Operations & maintenance x Account transfers & refinancing x Customer education x End - of - life administration Spruce has the capability & experience to manage…

Spruce's M&A Capabilities Are Unique

Spruce has completed 10 acquisitions of residential solar portfolios since 2019

- Spruce's business model is different than other major TPO companies like Sunrun and Sunnova in two key ways:
  - Spruce does not sell new solar systems directly to consumers and does not have a salesforce
  - Spruce uses third parties to maintain its systems and does not have field installers and a vehicle fleet
- Instead, Spruce's in-house M&A team acquires systems "in bulk" from other companies
- Spruce's approach positions the company to achieve step change growth while minimizing its selling expenses and investment in field service teams and equipment

2019 – 2021 Average Customer Acquisition Costs


(Per Customer)
~$4,600
$926
$421
Sunrun[1]
Sunnova[2]
spruce[3]

2021 Revenue Per Employee ($000)


~$830
$428
$162
Sunrun[4]
Sunnova[4]
spruce[5]

2021 Adjusted EBITDA Margin (%)


~60%
36%
NA
Sunrun[6]
Sunnova[6]
spruce[5]

Source: Company filings.

(1) Average quarterly Sales and Marketing operating expense per customer addition from 2019 to 2021.
(2) Total Sales and Marketing Expenses as reported for years ended 2019, 2020 and 2021. Gross number of customers deployed during years ended 2019, 2020 and 2021.
(3) Customer acquisition costs includes the payroll costs of the company's corporate development team plus deal-related expenses and bonuses. Represents total number of systems acquired from 2019 through 2021.
(4) Revenue as reported for year ended December 31, 2021. Employees estimated as the average full-time employees at year-end 2020 and 2021.
(5) Figures are preliminary, unaudited and are subject to change. Revenues and Adjusted EBITDA exclude potential purchase accounting adjustments related to the elimination of deferred revenue. Employees as of year-end 2021.
(6) Revenue and Adjusted EBITDA as reported for year ended December 31, 2021.

XLFleet 18

3. Market Overview & Growth Strategy

20 2027 2021 Residential Solar is a Megatrend… 2018 2021 was a record year for residential solar in the U.S. with total installed capacity expected to more than double by 2027 12 states with >7,500 residential solar installs annually 16 states with >7,500 residential solar installs annually 21 states with >7,500 residential solar installs annually Source: SEIA & Wood Mackenzie’s U.S. Solar Market Insight, June 2022. Note: Assumes average system size of 7.0kW.

21 3.6 38.7 2022 2030 …That’s Being Accelerated By Rising Energy Prices, Falling Battery Costs and Increasing EV Adoption Change in Average Residential Utility Rate U.S. electricity prices are rising at one of the fastest paces in history driven by increases in the cost of natural gas Passenger EVs increase home electricity consumption by an average of 30% which magnifies the savings from going solar (2) The ability to store power generated during the day and use it at night makes solar more attractive and battery costs have fallen nearly 22% since 2018 Passenger EVs in Operation (1) (millions of vehicles) Cost of Residential Li - ion Battery Storage Systems (3) ($ 2021 / kWh) 2020 to 2021 May 2021 to May 2022 +1.5% +5.9% +6.6% +3.0% +11.7% +4.3% +9.5% +9.9% +14.7% +10.1% +18.8% +7.4% Pennsylvania New York Florida Texas California United States $1,388 $1,332 $1,170 $1,088 2018 2019 2020 2021

22 Spruce Growth Strategy • Historically focused on M&A in rooftop solar only • Plan to accelerate growth in two dimensions – add more products and access new channels • Opportunity to expand platform to commercial market in collaboration with XL Fleet’s existing World Energy business unit Service Rooftop Solar Battery Storage EV Charging Grid Services Channel M&A “Harvest” Existing Subscriber Base NA Channel Partners Online “Retail” Sales No plan to enter Near - term Expansion Historical / Current Focus Potential Future Focus • Closely track actionable and potentially actionable targets • Typically seek to achieve double - digit levered IRRs on acquisitions • Historically acquired an average of 10,000+ systems annually • Access to XL Fleet’s capital creates opportunity to accelerate growth • “Target rich” environment

23 23 (1) Management estimate. (2) Weighted average monthly payment of PPAs and leases, as of June 30, 2022. Excludes prepaid systems. • Evolving technology creates opportunities for customers to subscribe to new services • Current customer base is paying an average of $143 per month (2) • Opportunity to increase revenues substantially if existing customers subscribe to storage and EV charging Large Incremental Growth Opportunity with Existing Subscribers Energy Storage $175 – $250 per month (1) Grid Services $5 – $10 per month (1) EV Charging $25 – $35 per month (1)

4. Financial Overview

How Spruce Makes Money

- Two primary sources of revenue:
  - Monthly payments from solar subscribers
  - Monthly payments from other TPOs that pay Spruce to manage their systems
- Other revenues include the sale of environmental credits and one-time service fees
- 48% of subscriber payments are fixed[(1)]
- Balance are variable based on energy production
  - Solar production has a standard deviation <4% so variable payments are highly predictable[(2)]
- Expenses include payroll for Spruce's employees and payments to field service providers who maintain the Company's systems

Key Takeaways

90% of revenues are recurring / contracted

59% of contracts have annual payment escalators[(1)]

55% of customer payments are ACH

~90% of expenses are fixed

55 - 65% Run-rate Adj. EBITDA margins

Source: Spruce financial forecast.
(1) Excludes prepaid systems.
(2) Moody's, Solar Outshines Wind and Hydro Power With Steadier Output, April 10, 2017.

XLFleet

25

26 Direct - to - consumer peers add small numbers of subscribers every month Spruce adds large numbers of subscribers at one time when the company acquires portfolios Publicly Traded Peers Spruce Spruce Has a Step - Change Rather Than Incremental Growth Pattern

Subscriber Value Metrics

- Gross Total Subscriber Value reflects the remaining projected net cash flows from current customers discounted at 5%
- Projected cash flows include the customer's initial agreement plus renewal

($ in millions)	As of June 30, 2022[1]
Gross Contracted Subscriber Value[2]	$560
Gross Renewal Subscriber Value[3]	250
Gross Total Subscriber Value[4]	**$810**

(1) Pro forma for acquisition of 2,655 systems completed in July 2022.
(2) Gross Contracted Subscriber Value represents the present value of the remaining net cash flows discounted at 5% during the initial term of the company's customer agreements as of the measurement date. It is calculated as the present value of cash flows discounted at 5% that the company expects to receive from subscribers in future periods as set forth in customer agreements, after deducting expected operating and maintenance costs, equipment replacements costs, distributions to tax equity partners in consolidated joint venture partnership flip structures, and distributions to third party project equity investors. The calculation includes cash flows the company expects to receive in future periods from state incentive and rebate programs, contracted sales of solar renewable energy credits, and awarded net cash flows from grid service programs with utilities or grid operators.
(3) Gross Renewal Subscriber Value is the forecasted net present value the company would receive upon or following the expiration of the initial customer agreement term, but before the 30th anniversary of the system's activation in the form of cash payments during any applicable renewal period for subscribers as of the measurement date. The company calculates the Gross Renewal Subscriber Value amount at the expiration of the initial contract term assuming either a system purchase or a renewal and a 30-year customer relationship (although the customer may renew for additional years, or purchase the system), at a contract rate equal to 90% of the customer's contractual rate in effect at the end of the initial contract term. After the initial contract term, the company's customer agreements typically automatically renew on an annual basis and the rate is initially set at up to a 10% discount to then-prevailing utility power prices.
(4) Gross Total Subscriber Value represents the sum of Gross Contracted Subscriber Value and Gross Renewal Subscriber Value.

XLFleet.
27

28 Summary Capitalization at Closing ($ in millions) Effective Interest Rate (%) (2) Maturity Pro Forma Combined (1) Cash Restricted Cash $244 28 Total Cash $273 Debt Senior Term Loan 1 Senior Term Loan 2 Senior Term Loan 3 4.58% 3.74% 4.05% Apr. 30, 2026 May 14, 2027 Nov. 13, 2027 239 72 66 Term Loan B 8.25% Apr. 28, 2030 166 Total Debt $542 (1) Balances are estimated as of the closing date. (2) Weighted average effective interest rate includes the effect of interest rate swaps. • Transaction closed on September 9, 2022 • $590 Million Spruce Enterprise Value in the transaction – Cash consideration of $58 million – $542 million of debt assumed – No stock consideration • 5.5% Weighted average cost of assumed debt (2) • Assumed debt is non - recourse to XL Fleet Corp. • $244 million of unrestricted cash following the closing available to fund future growth Spruce Transaction Summary

29 (1) Represents the change in total installed MWs from 2H - 2022 to 2027E per SEIA & Wood Mackenzie’s U.S. Solar Market Insight, June 2 022. (2) Spruce’s Gross Subscriber Value as defined on page 27. (3) Based on unrestricted cash of $244 million, 143.8 million of shares outstanding and a share price of $1.17 as of September 9, 2022. (4) Share price of $1.17 as of September 9, 2022. Shares outstanding of 142.8 million. Balance sheet data as of June 30, 2022 Three Reasons to Invest in XL Fleet

30 Appendix

31 Non - GAAP Reconciliation of Spruce Power Net Income to Adjusted EBITDA Note : For the 12 months ended June 30 , 2022 . Figures are preliminary, unaudited and are subject to change . Adjusted EBITDA excludes $ 3 million of estimated purchase accounting adjustments related to the elimination of deferred revenue . (1) Represents unrealized gains on the fair value of interest rate swaps . (2) Represents a non - cash loss on the sale the company’s equity interests in an ABS trust . (3) Represents the cost of upgrading meters used in the company’s solar systems from 3 G to 4 G capability in certain jurisdictions that are not expected to reoccur once the company has completed the replacement campaign . (4) Represents certain one - time costs related to the company’s transition from an outsourced billing and collections provider to an in - house system . (5) Represents professional fees, transaction bonuses and certain other one - time costs related to the company’s acquisition of a solar system portfolio and other one - time bonuses . (6) Represents professional fees, rating agency fees and certain other one - time costs related to the company’s preparation for a syndicated term loan financing . (7) Represents certain one - time costs related to the implementation of a new data warehouse and website for the company, the termination of a software agreement and the relocation and expansion of the company’s offices . ($ in millions) Twelve Months Ended June 30, 2022 Net income $14.9 Interest expense, (net) 31.2 Depreciation and amortization 25.4 Unrealized gain on derivatives (1) (35.4) Loss on disposal of assets (2) 1.1 Meter upgrade campaign (3) 4.8 Billing platform transition (4) 3.4 M&A costs and deal bonuses (5) 3.8 Syndicated term loan financing costs (6) 0.7 One - time IT and office relocation costs (7) 1.2 Adjusted EBITDA $51.1